                           DEFINED ASSET FUNDS--REGISTERED TRADEMARK--
                           ----------------------------------------------------


                           EQUITY INVESTOR FUND
                           SELECT TEN RETIREMENT PORTFOLIO
                           SERIES 2000
                           (A UNIT INVESTMENT TRUST)
                           -  TOTAL RETURN FROM:
                           --  CAPITAL APPRECIATION
                           --  CURRENT DIVIDEND INCOME
                           -  10 HIGHEST DIVIDEND YIELDING DOW STOCKS
                           - INVESTMENT ALTERNATIVE FOR EMPLOYEE BENEFIT PLANS ESTABLISHED BY MERRILL LYNCH & CO., INC. AND AFFILIATES

SPONSOR:
MERRILL LYNCH,             -----------------------------------------------------
PIERCE, FENNER & SMITH     The Securities and Exchange Commission has not
INCORPORATED               approved or disapproved these Securities or passed
PAINEWEBBER INCORPORATED   upon the adequacy of this prospectus. Any
DEAN WITTER REYNOLDS       representation to the contrary is a criminal offense.
I+NC.                      Prospectus dated February 11, 2000.

--------------------------------------------------------------------------------

Defined Asset Funds--Registered Trademark--

Defined Asset Funds-Registered Trademark- is America's oldest and largest family oldest and largest family of unit investment trusts, with over $160 billion sponsored over the last 28 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.


Defined Asset Funds offer a number of advantages:
  - A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
  - Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
  - Defined Portfolios: We choose the stocks and bonds in advance, so you know what you're investing in.
  - Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
  - Ongoing supervision: We monitor each portfolio on an ongoing basis.
No matter what your investment goals, risk tolerance or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.
-------------

"DEFINED ASSET FUNDS" IS A REGISTERED


SERVICEMARK OF MERRILL LYNCH & CO., INC.



CONTENTS
                                       PAGE
                                        --
Risk/Return Summary..................    3
What You Can Expect From Your
  Investment.........................    8
  Income.............................    8
  Records and Reports................    8
The Risks You Face...................    8
  Litigation and Legislation Risks...    8
Selling Units........................    9
  The ML Plan........................    9
  Selling Units to the Trustee.......    9
  Potential Rollover.................   10
How The Fund Works...................   10
  Pricing............................   10
  Evaluations........................   10
  Income.............................   10
  Expenses...........................   11
  Portfolio Changes..................   11
  Termination Date...................   11
  No Certificates....................   11
  Trust Indenture....................   11
  Legal Opinion......................   12
  Auditors...........................   12
  Sponsor............................   12
  Trustee............................   12
  Distribution.......................   12
  Code of Ethics.....................   12
  Year 2000 Issues...................   13
Taxes................................   13
Supplemental Information.............   13
Financial Statements.................   14
  Report of Independent Accountants..   14
  Statement of Condition.............   14

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RISK/RETURN SUMMARY

 1.  WHAT IS THE PORTFOLIO'S OBJECTIVE?

  - The Portfolio seeks total return through a combination of current dividend income and capital appreciation.

     Units are offered only to employee
     benefit plans established by Merrill
     Lynch & Co., Inc. and its
     affiliates--the ML Plan, as an
     investment alternative for plan
     allocations to help participants meet
     their personal retirement needs and
     goals. The ML Plan will invest in Units
     in accordance with allocation
     instructions received from employees
     pursuant to the plan. Accordingly, the
     interests of an employee in the Units
     are subject to the terms of the ML Plan
     and the terms on which Units are offered as an investment alternative under the ML Plan. The rights of the ML Plan as a holder of Units should be distinguished from the rights of an employee. The term
     "you" in this Prospectus refers to the
     ML Plan.

     Each unit represents an equal share of
     the stocks in the Portfolio and receives an equal share of dividend income.

 2.  WHAT IS THE PORTFOLIO'S INVESTMENT
     STRATEGY?

  -  Its strategy is to invest in a fixed
     portfolio of approximately equal amounts of the 10 highest dividend-yielding common stocks of the 30 stocks in the Dow Jones Industrial Average.

  -  Each Select Ten Retirement Portfolio is
     designed to be part of a longer term
     strategy. We believe that more
     consistent results are likely if the
     Strategy is followed for at least three
     to five years but you are not required
     to stay with the Strategy or to roll
     over your investment. The ML Plan as
     Holder can sell its units any time.

     The Portfolio plans to hold the stocks
     in the Portfolio for about one year. At
     the end of the year, we will liquidate
     the Portfolio and apply the same
     Strategy to select a new portfolio, if
     available.

 3.  WHAT INDUSTRIES ARE REPRESENTED IN THE
     PORTFOLIO?
     Based upon the principal business of
     each issuer and current market values,
     the Portfolio represents the following
     industries:


  -  Auto Manufacturing                   10%
  -  Chemical Products                    10
  -  Financial Services/Banking             10
  -  Forest Products and Paper             10
  -  Machinery-Construction & Mining     10
  -  Manufacturing                        10
  -  Oil/Gas                               10
  -  Photo Equipment/Supplies             10
  -  Telecommunications                   10
  -  Tobacco/Food Processing              10


 4.  WHAT ARE THE SIGNIFICANT RISKS?

     YOU CAN LOSE MONEY BY INVESTING IN THE
     PORTFOLIO. THIS CAN HAPPEN FOR VARIOUS
     REASONS, INCLUDING:

  -  The common stocks in the Portfolio
     generally have attributes that have
     caused them to have lower prices or
     higher dividend yields relative to the
     other stocks in the DJIA.

     For example:

    -- the issuers may be having financial
       problems;

    -- the stocks may be out of favor with
       the market because of weak
       performance, poor earnings forecasts,
       negative publicity or
       litigation/legislation; and

    -- the stocks may be reacting to general market cycles.

  -  The market factors that caused the
     relatively low prices and high dividend
     yields of the stocks may change.

  -  Stock prices can be volatile.

  -  Dividend rates on the stocks or share
     prices may decline during the life of
     the Portfolio.

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                               Defined Portfolio
-------------------------------------------------------------------

Equity Investor Fund

Select Ten Retirement Portfolio Series 2000

Defined Asset Funds


                                                                                                   PRICE
                                        TICKER          PERCENTAGE             CURRENT           PER SHARE            COST
NAME OF ISSUER*                         SYMBOL       OF PORTFOLIO (1)    DIVIDEND YIELD (2)    TO PORTFOLIO     TO PORTFOLIO (3)
---------------------------------------------------------------------------------------------------------------------------------
 1. Philip Morris Companies, Inc.         MO                10.01%              9.66%            $ 19.8750        $ 10,553.63

 2. J. P. Morgan & Company, Inc.          JPM                9.73               3.51              114.0000          10,260.00

 3. Caterpillar, Inc.                     CAT               10.07               3.42               38.0625          10,619.44

 4. Eastman Kodak Company                 EK                10.15               2.96               59.4375          10,698.75

 5. Minnesota Mining &
   Manufacturing Company                  MMM               10.28               2.60               86.0000          10,836.00

 6. General Motors Corporation            GM                 9.84               2.60               76.8750          10,378.13

 7. DuPont (E.I.) De Nemours &
   Company                                DD                 9.69               2.59               54.0625          10,217.81

 8. Exxon Mobil Corporation               XOM                9.71               2.32               75.8750          10,243.13

 9. SBC Communications, Inc.              SBC               10.07               2.31               42.1250          10,615.50

10. International Paper                   IP                10.45               2.29               43.7500          11,025.00
                                                           ------                                                 -----------
                                                           100.00%                                                $105,447.39
                                                           ======                                                 ===========


----------------------------
 * We chose the 10 highest dividend-yielding stocks of the DJIA subject to any appropriate adjustment to take into account mergers, announcements and other factors.
(1) Based on Cost to Portfolio.

(2) Current Dividend Yield for each security was calculated by annualizing the last monthly, quarterly or semi-annual ordinary dividend declared on the security and dividing the result by its market value as of the close of trading on February 10, 2000.


(3) Valuation by the Trustee made on the basis of closing sale prices at the evaluation time on February 10, 2000, the business day prior to the initial date of deposit. The value of the Securities on any subsequent business day will vary.


                          ----------------------------

The securities were acquired on February 10, 2000 and are represented entirely by contracts to purchase the securities. The Sponsor may have acted as underwriter, manager or co-manager of a public offering of the securities in this Portfolio during the last three years. Affiliates of the Sponsor may serve as specialists in the securities in this Portfolio on one or more stock exchanges and may have a long or short position in any of these securities or options on any of them, and may be on the opposite side of public orders executed on the floor of an exchange where the securities are listed. An officer, director or employee of the Sponsor may be an officer or director of one or more of the issuers of the securities in the Portfolio. The Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner and/or arbitrageur in any of the securities or in options on them. The Sponsor, its affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any securities or in options on them.

                          ----------------------------

                   PLEASE NOTE THAT IF THIS PROSPECTUS IS USED AS A PRELIMINARY PROSPECTUS
                   FOR A FUTURE FUND IN THIS SERIES, THE PORTFOLIO WILL CONTAIN DIFFERENT
                   STOCKS FROM THOSE DESCRIBED ABOVE.

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY (CONTINUED)


  -  The Portfolio may continue to purchase
     or hold the stocks originally selected
     even though their market value or yield
     may have changed, they may no longer be
     included in the DJIA or they may be
     subject to sell recommendations by the
     Sponsor.

 5.  IS THIS PORTFOLIO APPROPRIATE FOR YOU?

     Yes, if you want current dividend income and capital appreciation. You will benefit from a tested strategy and a portfolio whose risk is reduced by investing in equity securities of 10 different issuers in a variety of industries.
     The Portfolio is NOT appropriate for you if you are not comfortable with the Strategy or are unwilling to take the risk involved with an equity investment.
     It may not be appropriate for you if you are seeking preservation of capital.

 6.  WHAT ARE THE PORTFOLIO'S FEES AND
     EXPENSES?

     SPONSOR'S ADMINISTRATIVE FEE

     Maximum of $0.05 annually per 1,000
     Units accrued daily (not to exceed its
     direct expenses). This fee is paid from
     dividend income on the stocks held in
     the Portfolio.

     This table shows the costs and expenses
     that an ML Plan participant may pay,
     directly or indirectly, when it invests
     in the Portfolio.

     ESTIMATED ANNUAL OPERATING EXPENSES



                                       .326  %         $3.26
     Trustee's Fee
     (including
     organization costs)
                                       .005  %         $0.05
     Sponsor's
     Administrative
     Fee
                                      AS A % OF        AMOUNT
                                         NET         PER 1,000
                                       ASSETS          UNITS
                                      ---------      ---------
                                       .031  %         $0.31
     Other Operating Expenses
                                      -------          -----
                                       .362  %         $3.62
     TOTAL



     EXAMPLE
     This example may help you compare the
     cost of investing in the Portfolio to
     the cost of investing in other funds.
     The example assumes that you invest
     $10,000 in the Portfolio for the periods indicated (including annual rollovers into new portfolios) and sell all your units at the end of those periods. The example also assumes a 5% return on your investment each year and that the Portfolio's operating expenses stay the same. Although actual costs may be higher or lower, based on these assumptions your costs would be:



     1 Year  3 Years  5 Years  10 Years
      $37     $116     $203      $458

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RISK/RETURN SUMMARY (CONTINUED)

 7. HOW HAVE SELECT TEN RETIREMENT PORTFOLIOS PERFORMED IN THE PAST?

    The following table shows the actual annualized returns to investors who bought prior Portfolios beginning in 1996 and who rolled over their investment into new Portfolios as they became available. The table also shows the return for the latest completed portfolio (through termination not rollover), which is higher than the cumulative performance figures because market prices have declined since its completion date. The returns assume that investors reinvested all dividends and paid Portfolio expenses but no sales fees. Of course, past performance is no guarantee of future results.


 CUMULATIVE PERFORMANCE
    (INCLUDING ANNUAL
   ROLLOVERS) THROUGH
        12/31/99                   COMPLETED PORTFOLIOS
-------------------------   ----------------------------------
  STARTING     ANNUALIZED                           ANNUALIZED
    DATE         RETURN            TERM               RETURN
-------------  ----------          ----             ----------
                               2/20/96-2/11/97        28.97%*
2/20/96          15.46%        2/11/97-2/11/98        20.40%
                               2/11/98-2/11/99         6.65%


                   -------------------------------------------------------------

                                        * This portfolio was outstanding less
                                         than one year, and therefore this
                                         represents, the total return of this
                                         portfolio, not the annualized return.

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY (CONTINUED)

 8. HOW WOULD THE STRATEGY HAVE PERFORMED HISTORICALLY?

    The following table compares constructed performance of the Strategy Stocks (but not of any actual Portfolio) with actual performance of the Dow Jones Industrial Average. Portfolio performance may vary from that of the index shown below for a variety of reasons. For example, the Portfolio has invested in a limited subset of index stocks, and therefore its performance may not keep pace with index performance to the extent the index is driven by stocks not held in the Portfolio. In addition, the Portfolio stocks may have been chosen for specific characteristics that are at odds with the characteristics of the stocks driving the market at a given time. For example, we may have chosen value stocks at a time when growth stocks are peforming well. This constructed performance is no assurance of future results of either the Strategy or any Portfolio.

                         COMPARISON OF TOTAL RETURNS(1)

(Strategy figures reflect deduction of Select Ten Retirement Portfolio expenses)


                                                     DOW JONES
YEAR                      STRATEGY (2)           INDUSTRIAL AVERAGE (DJIA)
---------------           --------------------   ------------------------------
1973                              -1.38%                     -13.12%
1974                              -0.67                      -23.14
1975                              56.66                       44.40
1976                              34.45                       22.72
1977                              -1.19                      -12.71
1978                              -0.20                        2.69
1979                              11.99                       10.52
1980                              26.01                       21.41
1981                               7.11                       -3.40
1982                              25.10                       25.79
1983                              38.10                       25.68
1984                               6.98                        1.06
1985                              28.27                       32.78
1986                              34.21                       26.91
1987                               6.61                        6.02
1988                              23.78                       15.95
1989                              26.94                       31.71
1990                              -8.30                       -0.57
1991                              33.01                       23.93
1992                               7.96                        7.34
1993                              26.56                       16.72
1994                               3.53                        4.95
1995                              36.12                       36.48
1996                              27.58                       28.57
1997                              21.23                       24.78
1998                              10.01                       18.00
1999                               3.25                       27.01
25 YEAR AVERAGE
  ANNUAL RETURN                   18.37                       16.72
27 YEAR AVERAGE
  ANNUAL RETURN                   16.89                       13.68


----------------------------

(1) To compute Total Returns, we add changes in market value and dividends that would have been received during the year, and divide the sum by the opening market value for the year. Return from a Portfolio will differ from constructed Strategy returns for several reasons including the following:

    - each Portfolio bears brokerage commissions in buying and selling stocks; Strategy returns do not reflect any commissions;

    - Strategy returns are for calendar years, while Portfolios begin and end on various dates;

    - units are bought and sold based on the closing stock prices on the exchange, while Portfolios may buy and sell stocks at prices during the trading day;

    - Portfolios may not be fully invested at all times; and

    - stocks in a Portfolio may not be weighted equally at all times.

(2) When we ranked the common stocks by dividend yields (as described on page
    3), we based the yields on the latest dividend and the stock price at the market opening on the first trading day of the year.

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RISK/RETURN SUMMARY (CONTINUED)


 9.  IS THE PORTFOLIO MANAGED?
     Unlike a mutual fund, the Portfolio is
     not managed and stocks are not sold
     because of market changes. The Sponsor
     monitors the portfolio and may instruct
     the Trustee to sell securities under
     certain limited circumstances. However,
     given the investment philosophy of the
     Portfolio, the Sponsor is not likely to
     do so.

10.  HOW DO I BUY UNITS?
     There is no minimum investment.

     Units may be purchased at net asset
     value by certain employee benefit plans
     established for employees of Merrill
     Lynch & Co., Inc. and its affiliates.
     These plans may buy Units only directly
     from the Trustee and may realize the
     value of Units only by tendering them
     for redemption. Units of this Portfolio
     may not be held outside of an ML Plan.

     UNIT PRICE PER 1,000 UNITS     $1,000.00
     (as of February 10, 2000)

     While you pay no sales fee, Units are
     subject to the Sponsor's Administrative
     Fee. If you buy Units after the initial
     date of deposit, you won't pay any fees
     previously accrued.

     The Portfolio stocks are valued by the
     Trustee on the basis of their closing
     prices at 4:00 p.m. Eastern time every
     business day. Unit price changes every
     day with changes in the prices of the
     stocks.

11.  HOW DO I SELL UNITS?
     The ML Plan as Holder may sell Units at
     any time to the Sponsor or the Trustee
     for the net asset value determined at
     the close of business on the date of
     sale. You will only pay fees previously
     accrued but not deducted.
12.  HOW ARE DISTRIBUTIONS MADE?
     The Portfolio pays distributions of any
     dividend income, net of expenses, on the 10th of May, August and November, 2000 and January, 2001 for all units owned on the 9th of those months. Because the ML
     Plan is exempt from tax, neither it nor
     any participating employee is taxed
     currently on income from the Portfolio
     while the Plan holds your units. A
     portion of dividend payments received
     may be used to pay expenses of the
     Portfolio.

13.  WHAT OTHER SERVICES ARE AVAILABLE?

     AUTOMATIC REINVESTMENT
     Dividends paid to the ML Plan are
     automatically reinvested in additional
     Units. Reinvestment helps to compound
     your income for greater total return.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

INCOME

The Portfolio will pay the ML Plan any income it has received four times during its life. Because the Portfolio generally pays dividends as they are received, individual income payments will fluctuate based upon the amount of dividends declared and paid by each issuer. Other reasons the income may vary are:
  - changes in the Portfolio because of additional securities purchases or sales;
  - a change in the Portfolio's expenses; and
  - the amount of dividends declared and paid.

There can be no assurance that any dividends will be declared or paid.

RECORDS AND REPORTS

The ML Plan will receive:
- a notice from the Trustee if new equity securities are deposited in exchange or substitution for equity securities originally deposited; and
- a final report on Portfolio activity.

Investors may inspect Portfolio records and documents at the Trustee's office during regular business hours.

THE RISKS YOU FACE

LITIGATION AND LEGISLATION RISKS


Philip Morris Companies common stock represents approximately 10% of the value of the Portfolio. Pending or threatened legal proceedings against Philip Morris cover a wide range of matters including product liability and consumer protection. Damages claimed in many of the smoking and health cases alleging personal injury (both individual and class actions), and in health cost recovery cases brought by governments, unions and similar entities (the most recent suit was filed by the Justice Department on September 22, 1999) seeking reimbursement for healthcare expenditures, aggregate many billions of dollars.



On November 23, 1998, Philip Morris entered into a Master Settlement Agreement with 46 state governments to settle the asserted and unasserted healthcare cost recovery and certain other claims against them. The Agreement is subject to final judicial approval in each of the settling states. As part of the Agreement, Philip Morris and the three other major domestic tobacco manufacturers have agreed to participate in the establishment of a $5.15 billion trust fund. The Trust is to be funded over 12 years beginning in 1999. PM Inc. has agreed to pay $300 million into the trust in 1999. Philip Morris charged approximately $3.1 billion as a pretax expense in 1998 as a result of the settlement, and as of December 31, 1998, had accrued costs of its obligations under the settlement and to tobacco growers aggregating $1.4 billion, payable principally before the end of the year 2000. Philip Morris believes the agreement will likely materially adversely affect the business, volume, cash flows and/or operating income and financial position of the company in future years. The degree of the adverse impact will depend, among other things, on the rates of decline in United States cigarette sales in the premium and discount segments, the company's share of the domestic premium and discount cigarette segments, and the effect of any resulting cost advantage of manufacturers not subject to the agreement.

The Sponsor cannot predict the outcome of the litigation pending against Philip Morris or how the current uncertainty concerning the settlement will ultimately be resolved. The Sponsor cannot predict whether these and other possible developments will have a material effect on the price of Philip Morris stock over the term of the Portfolio, which could in turn adversely affect Unit prices.

Other than as described above we do not know of any pending litigation that might have a material adverse effect upon the Portfolio.

Future tax legislation could affect the value of the Portfolio by increasing the corporate tax rate resulting in less money available for dividend payments.

SELLING UNITS

THE ML PLAN

Because the Sponsor is a "party in interest" of the ML Plan, ERISA prohibits it from selling Units to or buying them from the ML Plan. Accordingly, the ML Plan buys Units directly from the Trustee and only tenders Units to the Trustee for redemption. The Sponsor may not act as dealer, or charge for its services as broker, for the Trust. ERISA also prohibits the Sponsor from receiving compensation or other consideration except for reimbursement of its direct expenses. Therefore, the administrative fee reimburses the Sponsor for these expenses, and the Sponsor will not collect this fee on Units held by the ML Plan at any time when it has no unreimbursed expenses.

The ML Plan as holder can sell Units at any time at net asset value. The net asset value is calculated each business day by:
  - ADDING the value of the Portfolio Securities, cash and any other Portfolio assets;
  - SUBTRACTING accrued but unpaid Portfolio expenses, unreimbursed Trustee advances, cash held to buy back Units or for distribution to investors, and any other Portfolio liabilities; and
  - DIVIDING the result by the number of units outstanding.

The sale proceeds may be more or less than the Unit's cost because of Portfolio expenses, market movements and changes in the Portfolio.

SELLING UNITS TO THE TRUSTEE

The ML Plan can sell Units to the Trustee at any time.

Within seven days after the Trustee receives the request and any necessary documents, it will wire the proceeds to the ML Plan.

If the Portfolio does not have cash available to pay for the Units, the Sponsor will select securities to be sold. These sales could be made at times when the securities would not otherwise be sold and may result in receiving less than what was paid for each Unit and also reduce the size and diversity of the Portfolio.

Payments for the Units may be delayed:
  - if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
  - if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the securities not reasonably practicable; and
  - for any other period permitted by SEC order.

POTENTIAL ROLLOVER


The Portfolio will end by February 9, 2001. If the Sponsor is offering a rollover option into a Subsequent Select Ten Retirement Portfolio, the ML Plan Administrator will decide at that time whether to participate in the rollover and offer that subsequent Select Ten Retirement Portfolio as a ML Plan investment alternative.


The ML Plan Administrator may stop offering the Select Ten Retirement Portfolio as a Plan investment alternative at any time. The Sponsor, in its sole discretion and without penalty or liability to investors, may decide not to sponsor future Portfolios or may modify the terms of the rollover. The Trustee will provide notice of any change to the ML Plan Administrator.

The rollover is accomplished by the in-kind redemption of Units followed by the sale of the underlying Securities by a distribution agent on behalf of participating investors and the reinvestment of the sale proceeds (net of brokerage fees, governmental charges and other sale expenses) in units of the successor Portfolio, if any.

Of course, if a participant no longer wishes to hold the Select Ten Retirement Portfolio, the participant may change the ML Plan allocation instructions at any time as permitted by the ML Plan.

We may amend or terminate the option to roll your proceeds at any time without notice.

HOW THE FUND WORKS

PRICING

Units are sold at net asset value; there is no sales fee. However, the Sponsor collects an administrative fee to reimburse it for its costs. Purchases are made by the ML Plan Administrator on behalf of electing employees.

EVALUATIONS

The Trustee values the securities on each business day (i.e., any day other than Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). If the securities are listed on a national securities exchange or the Nasdaq National Market System, evaluations are generally based on closing sales prices on that exchange or that system; if closing sales prices are not available, the value is the mean between the closing bid and offer prices.

INCOME

- Annual income per unit, net of estimated expenses, depends primarily upon the dividends paid by the issuers of the securities. It may also vary with changes in Portfolio expenses and the level of purchases and sales of securities. There can be no assurance that dividends on the securities will continue at current levels or be declared at all.

- Each unit receives an equal share of distributions of dividend income net of accrued estimated Portfolio expenses. Because dividends on the securities are not received at a constant rate throughout the year, any distribution may be more or less than the amount then credited to the income account. The Trustee credits dividends received to an Income Account and other receipts to a Capital Account. The Trustee may establish a reserve account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.


EXPENSES


An administrative fee, not to exceed $0.05 annually to reimburse the Sponsor for certain expenses is deducted from the Income Account on each distribution date and will be distributed to the Sponsor on certification of its reimbursable expenses. Accrued administrative fees will be deducted at the time of any interim redemption.


The Trustee receives a fee monthly. This fee includes an amount for estimated organization costs including:
  - cost of initial preparation of legal documents;
  - federal and state registration fees;
  - initial fees and expenses of the Trustee;
  - initial audit; and
  - legal expenses and other out-of-pocket expenses.

The Trustee also benefits when it holds cash for the Portfolio in non-interest bearing accounts. The Trustee may also receive additional amounts:
  - for extraordinary services and costs of indemnifying the Trustee and the Sponsor;
  - costs of actions taken to protect the Portfolio and other legal fees and expenses; and
  - Portfolio termination expenses and any governmental charges.

The Trustee's and Sponsor's fees may be adjusted for inflation without investors' approval.

If Portfolio expenses exceed initial estimates, the Portfolio will owe the excess. The Trustee has a lien on Portfolio assets to secure reimbursement of Portfolio expenses and may sell securities if cash is not available.

PORTFOLIO CHANGES

When the ML Plan Administrator redeems Units, this affects the size and composition of the Portfolio.

TERMINATION DATE


The Porfolio will terminate by February 9, 2001. The Portfolio may be terminated earlier, if its value is less than 40% of the value of the securities when deposited.


NO CERTIFICATES

The ML Plan holds its Units in uncertificated form.

TRUST INDENTURE

The Portfolio is a "unit investment trust" governed by a Trust Indenture, a contract between the Sponsor and the Trustee, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsor and the Trustee may amend the Indenture without your consent:
  - to cure ambiguities;
  - to correct or supplement any defective or inconsistent provision;
  - to make any amendment required by any governmental agency; or
  - to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsor).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce any investor's interest in the Portfolio without the Plan's written consent.

The Trustee may resign by notifying the Sponsor. The Sponsor may remove the Trustee without your consent if:
  - it fails to perform its duties;
  - it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities; or
  - the Sponsor determines that its replacement is in your best interest.

Investors holding 51% of the units may remove the Trustee. The Trustee may resign or be removed by the Sponsor without the consent of investors. The resignation or removal of the Trustee becomes effective when a successor accepts appointment. The Sponsor will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee may petition a court to appoint a successor.

If the Sponsor fails to perform its duties or becomes bankrupt the Trustee may:
  - remove it and appoint a replacement Sponsor;
  - liquidate the Portfolio; or
  - continue to act as Trustee without a Sponsor.

The Trust Indenture contains customary provisions limiting the liability of the Trustee and the Sponsor.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsor, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSOR

The Sponsor is:
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051

The Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer the Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Trustee is The Bank of New York, Unit Trust Department, P.O. Box 974--Wall Street Division, New York, New York 10268-0974. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

DISTRIBUTION

The Sponsor does not intend to qualify Units for sale in any foreign countries. This prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold.

CODE OF ETHICS

Merrill Lynch, as the Sponsor, has adopted a code of ethics requiring reporting of personal securities transactions by its employees with access to information on portfolio transactions. The goal of the code is to prevent fraud, deception or misconduct against the Portfolio and to provide reasonable standards of conduct.


YEAR 2000 ISSUES



Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the "Year 2000 Problem"). To date we are not aware of any major operational difficulties resulting from the computer system changes necessary to prepare for the Year 2000. However, there can be no assurance that the Year 2000 Problem will not adversely affect the issuers of the securities contained in a Portfolio. We cannot predict whether any impact will be material to the Portfolio as a whole.


TAXES

The Portfolio is not an association taxable as a corporation for federal income tax purposes. Because the ML Plan is exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended, neither the Plan nor any participating employee will be currently taxed on income from the Portfolio while Units are held by the ML Plan.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Portfolio by calling the Trustee. The supplemental information includes more detailed risk disclosure and general information about the structure and operation of the Portfolio. The supplemental information is also available from the SEC.

                       REPORT OF INDEPENDENT ACCOUNTANTS


The Sponsor, Trustee and Holders of Equity Investor Fund, Select Ten Retirement Portfolio Series 2000, Defined Asset Funds (the "Portfolio"):



We have audited the accompanying statement of condition and the related defined portfolio included in the prospectus of the Portfolio as of February 11, 2000. This financial statement is the responsibility of the Trustee. Our responsibility is to express an opinion on this financial statement based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of an irrevocable letter of credit deposited for the purchase of securities, as described in the statement of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Portfolio as of February 11, 2000 in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, N.Y.
February 11, 2000



                 STATEMENT OF CONDITION AS OF FEBRUARY 11, 2000


TRUST PROPERTY


Investments--Contracts to purchase Securities(1).........  $         105,447.39
  Cash...................................................              4,487.54
                                                           --------------------
        Total............................................  $         109,934.93
                                                           ====================
Interest of Holders of 109,934 Units of fractional
  undivided interest outstanding:
  Cost to investors(2)...................................  $         109,934.93
                                                           --------------------
        Total............................................  $         109,934.93
                                                           ====================


------------


        (1) Aggregate cost to the Portfolio of the securities listed under Defined Portfolio determined by the Trustee at 4:00 p.m., Eastern time on February 10, 2000. The contracts to purchase securities are collateralized by an irrevocable letter of credit which has been issued by DG Bank, New York Branch, in the amount of $105,512.46 and deposited with the Trustee. The amount of the letter of credit includes $105,447.39 for the purchase of securities.


        (2) Aggregate offer price computed on the basis of the value of the underlying securities at 4:00 p.m., Eastern time on February 10, 2000. There is no sales charge. Instead, units are subject to accrual of the Sponsor's administrative fee.

              Defined
            Asset Funds

-SM-


HAVE QUESTIONS ?                         EQUITY INVESTOR FUND
Request the most                         SELECT TEN RETIREMENT PORTFOLIO
recent free Information                  SERIES 2000
Supplement that gives more               (A Unit Investment Trust)
details about the Fund,                  ---------------------------------------
by calling:                              This Prospectus does not contain
The Bank of New York                     complete information about the
1-800-221-7771                           investment company filed with the
                                         Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         - Securities Act of 1933 (file no.
                                         333-94481) and
                                         - Investment Company Act of 1940 (file
                                         no. 811-3044).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         UNITS OF ANY FUTURE SERIES MAY NOT BE
                                         SOLD NOR MAY OFFERS TO BUY BE ACCEPTED
                                         UNTIL THAT SERIES HAS BECOME EFFECTIVE
                                         WITH THE SECURITIES AND EXCHANGE
                                         COMMISSION. NO UNITS CAN BE SOLD IN ANY
                                         STATE WHERE A SALE WOULD BE ILLEGAL.
                                                                  100630RR--2/00